SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
     [ ]  Preliminary Proxy Statement      [ ]  Confidential, For Use of the
     [X]  Definitive Proxy Statement            Commission Only (as permitted by
     [ ]  Definitive Additional Materials       Rule 14a-6(e)(2)
     [ ]  Soliciting Material Pursuant to
          Rule 14a-11(c) or Rule 14a-12

                              TAG-IT PACIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No Fee Required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
     [ ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
     (3)  Filing party:

--------------------------------------------------------------------------------
     (4)  Date filed:

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


                              TAG-IT PACIFIC, INC.
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 2000
                                   -----------

TO OUR STOCKHOLDERS:

     Notice is hereby given that the 2000 Annual Meeting of Stockholders of Tag-It Pacific, Inc. (the "Company") will be held at the Luxe Summit Hotel Bel-Air, 11461 Sunset Boulevard, Los Angeles, California 90049, on Thursday June 15, 2000 at 10:30 a.m., Pacific Daylight Savings time. The Annual Meeting is being held for the following purposes:

     1. To elect two Class III Directors to hold office for three years and until their respective successors have been elected. The persons nominated by the Board of Directors of the Company (Messrs. Mark Dyne and Colin Dyne) are described in the accompanying Proxy Statement;

     2. To approve an amendment to the Company's 1997 Stock Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the plan from 1,177,500 shares to 1,777,500 shares; and

     3. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

     Only stockholders of record of the Common Stock of the Company at the close of business on April 24, 2000 are entitled to notice of, and to vote at, the Annual Meeting and at any of its adjournments or postponements.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person, even though he or she has returned a Proxy. Any stockholder whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in the stockholder's favor, from the holder of record to be able to vote in person at the Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                                    /s/ Michael Dodo

                                                      Michael Dodo
                                             VICE PRESIDENT, ADMINISTRATION

Los Angeles, California
May 12, 2000

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                              TAG-IT PACIFIC, INC.
                             3820 SOUTH HILL STREET
                          LOS ANGELES, CALIFORNIA 90037
                                 (323) 234-9606
                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Luxe Summit Hotel Bel-Air, 11461 Sunset Boulevard, Los Angeles, California 90049, on Thursday, June 15, 2000 at 10:30 a.m., Pacific Daylight Savings time, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will, unless otherwise directed by the stockholders, be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A stockholder who submits the enclosed proxy will not limit his or her right to vote at the Annual Meeting if the stockholder later decides to attend in person. A stockholder whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in the stockholder's favor, from the holder of record to be able to vote in person at the Annual Meeting. A stockholder of record may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on April 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the Annual Meeting. At the record date, 6,777,556 shares of Common Stock, par value $.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting.

     It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about May 12, 2000.

                                VOTING PROCEDURES

     A stockholder is entitled to cast one vote for each share of Common Stock held on the record date on all matters to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. The two nominees for election as Class III directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The amendment of the 1997 Stock Plan to increase by 600,000 the number of shares of Common Stock that may be issued pursuant to awards under the 1997 Stock Plan will require the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Common Stock that are present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                              ELECTION OF DIRECTORS

     In accordance with the Certificate of Incorporation of the Company, the Board of Directors is divided into three classes. At each annual meeting of stockholders, directors constituting one class are elected, each for a three-year term. Two Class III directors will be elected at the Annual Meeting.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or at any of its postponements or adjournments, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

     The Board of Directors proposes the election of the following nominees as Class III directors:


                                    Mark Dyne
                                   Colin Dyne


     If elected, each nominee is expected to serve until the 2003 Annual Meeting of Stockholders. The two nominees for election as Class III directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND OFFICERS

     The following table sets forth certain information with respect to the nominees, continuing directors and officers of the Company as of April 14, 2000.

                                             YEAR FIRST
                                             ELECTED OR
                                              APPOINTED
             NAME                 AGE         DIRECTOR     POSITION
             ----                 ---        ----------    --------
NOMINEES:
CLASS III DIRECTORS
(terms to expire in 2003)

Mark Dyne (1)...................    39           1997      Chairman of the Board
Colin Dyne (1)..................    36           1997      Chief Executive Officer and Director

CONTINUING DIRECTORS:
CLASS I DIRECTORS
(terms to expire in 2001)

Kevin Bermeister (2)(3).........    39           1999      Director
Brent Cohen (2)(3)..............    41           1998      Director

CLASS II DIRECTORS
(terms to expire in 2002)

Michael Katz (3)................    58           1998      Director
Paul Markiles (2)(4)............    66           1998      Director
Jonathan Burstein (5)...........    33           1999      Executive Vice President, Sales and
                                                             Marketing, and Director

OTHER OFFICERS:

Jonathan Markiles (4)...........    35                     Executive Vice President, Strategic
                                                             Planning and Business Development,
                                                             and Secretary
Michael Dodo....................    28           2000      Vice President, Administration

----------------------
(1)  Colin Dyne and Mark Dyne are brothers.
(2)  Member of the Compensation Committee.
(3)  Member of the Audit Committee.
(4)  Jonathan Markiles is the son of Paul Markiles.
(5)  Jonathan Burstein is Colin Dyne and Mark Dyne's brother-in-law.

     MARK DYNE has served as Chairman of the Board of Directors of the Company since September 1997. Mr. Dyne currently is Chairman of the Board of Directors and Chief Executive Officer of Brilliant Digital Entertainment, Inc., a publicly traded corporation, positions he has held since October 1996. He is a founder and director of Ozisoft Pty Ltd., a leading distributor of entertainment software in both Australia and New Zealand. Mr. Dyne also serves as Chairman of Sega Gaming Technology Inc., a Las Vegas based gaming company. Mr. Dyne has served as Chief Executive Officer of Sega Enterprises (Australia) Pty. Ltd., a theme park developer, and as a director of Monto Holdings Pty., Ltd., a private investment company. Mr. Dyne was a founder of Packard Bell NEC Australia Pty. Ltd., a manufacturer and distributor of personal computers through the Australian mass merchant channel. Until January 2000, Mr. Dyne was Chairman and Chief Executive Officer of Virgin Interactive Entertainment Ltd., a distributor of computer software programs and video games that is based in London, England.

     COLIN DYNE has served as Chief Executive Officer and a director of the Company since October 1997. Mr. Dyne founded Tag-It, Inc., a subsidiary of the Company, in 1991 with his father, Harold Dyne, and has served as its President since inception. Prior to founding Tag-It, Inc. in 1991, Mr. Dyne worked in numerous positions within the stationery products industry, including owning and operating retail stationery businesses and servicing the larger commercial products industry through contract stationery and printing operations.

     KEVIN BERMEISTER has served as a director of the Company since May 1999. Mr. Bermeister currently is President and is a director of Brilliant Digital Entertainment, Inc., positions he has held since 1996. Mr. Bermeister is a director and equity owner of Sega Ozisoft Pty. Ltd. and previously served as its Co-Chief Executive Officer. Mr. Bermeister helped found Sega Ozisoft in 1982. Mr. Bermeister also is a director of Packard Bell NEC Australia Pty. Ltd. and Jacfun Pty. Ltd.

     BRENT COHEN has served as a director of the Company since 1998. Mr. Cohen currently is President and Chief Executive Officer of US Search.com, a position he has held since February 2000. Mr. Cohen served on the advisory boards of several Internet start-up companies from October 1998 through January 2000. From July 1987 through October 1998, Mr. Cohen held senior management positions with Packard Bell NEC (formerly Packard Bell Electronics), including Chief Operating Officer, Chief Financial Officer and President- Consumer and International. From January 1980 through December 1982 and from January 1985 through June 1987 Mr. Cohen held various management positions in both the consulting and auditing practice of Arthur Young & Company (now Ernst & Young). Mr. Cohen is a charted accountant.

     MICHAEL KATZ has served as a director of the Company since 1998. From 1987 to the present, Mr. Katz has served as President, Chief Operating Officer and director of Transducer Controls Corporation, a manufacturer of position and pressure transducers. During the same period, Mr. Katz has also served as President, Chief Operating Officer and director of Tedea-Huntleigh, Inc., a manufacturer of load-cells and force-transducers. Since September 1996, Mr. Katz has held the position of Chairman of the Board of Filtomat, Inc., a manufacturer of automatic industrial water filters. Since 1999, Mr. Katz has also served as President, Chief Operating Officer and Director of Lebow Products, a manufacturer of torque-transducers.

     PAUL MARKILES has served as a director of the Company since 1998. Prior to his retirement in 199l, Mr. Markiles served as President and Chief Executive Officer of Windshields America, Inc., a subsidiary of South African Breweries. Mr. Markiles was responsible for the founding and expansion of Windshields America into a national chain of over 120 retail autoglass stores.

     JONATHAN BURSTEIN has served as a director of the Company since October 1999. Mr. Burstein currently serves as Executive Vice President, Sales and Marketing of the Company. From 1987 until the present, Mr. Burstein also has been responsible for managing many of the Company's largest customer accounts and supervising the Company's sales force and brand managers. Currently, Mr. Burstein is responsible for transitioning customers to the Company's TAG-IT TURNKEY e-commerce system.

     JONATHAN MARKILES is Executive Vice President, Strategic Planning and Business Development, and Secretary of the Company. Mr. Markiles joined Tag-It, Inc. in May 1994 as its General Manager where he has been responsible for production, distribution and international operations. Prior to joining Tag-It, Inc., Mr. Markiles received his M.B.A. from the University of Southern California in May 1994. From 1987 until August 1992, Mr. Markiles held various operational positions with Windshields America, Inc., a national chain of autoglass stores.

     MICHAEL DODO is Vice President, Administration of the Company, a position he has held since March 2000. Mr. Dodo joined the company in April 1996 as its Corporate Controller. Mr. Dodo currently is the Company's principle financial and accounting officer, and is responsible for the Company Hong Kong operations. From 1994 to 1996, Mr. Dodo worked at Mercantile Lisbon Bank, South Africa in various positions, culminating with the position of Business Development Manager.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held three meetings and acted one additional time by unanimous written consent during fiscal 1999. Each of Michael Katz, Colin Dyne and Kevin Bermeister did not attend one meeting of the Board of Directors in fiscal 1999. Other than these directors, no director attended less than 75% of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 1999.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Bermeister, Cohen and Katz. The Audit Committee recommends the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants and meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls, and the committee reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors. One meeting of the Audit Committee was held during fiscal 1999.

     The Compensation Committee currently consists of Messrs. Bermeister, Cohen and Markiles. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee held one meeting during fiscal 1999.

COMPENSATION OF DIRECTORS

     Nonemployee directors of the Company currently are paid $1,500 for their personal attendance at any meeting of the Board of Directors and $500 for attendance at any telephonic meeting of the Board of Directors or at any meeting of a committee of the Board of Directors. Mark Dyne, Brent Cohen and Kevin Bermeister, all nonemployee directors, also received options to purchase 40,000, 15,000 and 30,000 shares of Common Stock, respectively, in fiscal 1999. Directors also are reimbursed for their reasonable travel expenses incurred in attending Board or committee meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.

                                             SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM
                                                                   ANNUAL COMPENSATION       COMPENSATION
                                                                   -------------------       ------------
                                                                                               NUMBER OF
                                                                               OTHER          SECURITIES
                                            FISCAL YEAR                       ANNUAL          UNDERLYING
     NAME AND PRINCIPAL POSITION              ENDED(1)          SALARY    COMPENSATION(2)     OPTIONS(3)
     ---------------------------         -----------------     ---------  ---------------    ------------
Colin Dyne............................   December 31, 1999     $ 229,251     $ 27,921          145,000
    Chief Executive Officer              December 31, 1998     $ 229,251     $ 23,040           98,000
                                         December 31, 1997     $ 229,251     $ 22,773              --

Harold Dyne (4).......................   December 31, 1999     $ 208,904     $ 32,684              --
    President                            December 31, 1998     $ 214,234     $ 30,156           98,000
                                         December 31, 1997     $ 214,814     $ 24,832              --

Jonathan Burstein.....................   December 31, 1999     $ 175,168     $ 35,929           20,000
    Executive Vice President,            December 31, 1998     $ 167,979     $ 26,347           30,000 (5)
    Sales and Marketing                  December 31, 1997     $ 152,981     $ 12,393            8,000 (6)

Jonathan Markiles.....................   December 31, 1999     $ 154,462     $   --             15,000
    Executive Vice President,            December 31, 1998     $ 111,497     $   --             20,000 (7)
    Strategic Planning and Business      December 31, 1997     $  82,897     $   --              8,000 (6)
    Development, and Secretary

Francis Shinsato (8)..................   December 31, 1999     $ 102,247     $  2,520              --
    Chief Financial Officer              December 31, 1998     $  98,760     $  2,096           30,000 (9)
                                         December 31, 1997     $  11,874     $   --             20,000 (6)
--------------------

(1) The Company changed its fiscal year end from August 31 to December 31, effective December 31, 1998.
(2) Consists of car and expense allowances and medical and disability insurance.
(3) In October 1998, all of the Company's then outstanding stock options were repriced under the Company's option repricing program. Under the program, options to purchase a total of 170,000 shares of Common Stock were exchanged by the holders thereof for repriced stock options to purchase the same number of shares at a lower exercise price.
(4) Harold Dyne served as President of the Company until his death in October 1999. Compensation for fiscal 1999 reflects amounts paid to Mr. Dyne or his estate through October 1999.
(5) Consists of options to purchase 22,000 shares of Common Stock granted in October 1998, and options to purchase 8,000 shares of Common Stock granted in October 1997 which were repriced in October 1998 under the Company's option repricing program.
(6) These options were cancelled in October 1998 in connection with the grant of a repriced option under the Company's option repricing program.
(7) Consists of options to purchase 12,000 shares of Common Stock granted in October 1998, and options to purchase 8,000 shares of Common Stock granted in October 1997 which were repriced in October 1998 under the Company's option repricing program.
(8) Francis Shinsato served as Chief Financial Officer of the Company until his resignation in November 1999. Compensation for fiscal 1999 reflects amounts paid to Mr. Shinsato through November 1999.
(9) Consists of options to purchase 10,000 shares of Common Stock granted on October 1998, and options to purchase 20,000 shares of Common Stock granted in October 1997 which were repriced in October 1998 under the Company's option repricing program.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended December 31, 1999 to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                           NUMBER OF        PERCENT OF
                           SECURITIES      TOTAL OPTIONS
                           UNDERLYING       GRANTED TO
                             OPTION        EMPLOYEES IN     EXERCISE OR        EXPIRATION
     NAME                   GRANTED        FISCAL YEAR(1)   BASE PRICE(2)        DATE
     ----                  -----------     --------------   -------------      ----------
Colin Dyne..............   145,000 (3)         47.1%           $ 4.31           12/19/09
Harold Dyne.............       --                --               --               --
Jonathan Burstein.......    20,000 (3)          6.5%           $ 4.31           12/19/09
Jonathan Markiles.......    15,000 (3)          4.9%           $ 4.31           12/19/09
Francis Shinsato........       --                --               --               --
------------------------

(1) Options covering an aggregate of 308,000 shares of Common Stock were granted to employees during the fiscal year ended December 31, 1999.
(2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.
(3)  This option vested immediately on the date of grant.

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND STOCK OPTIONS HELD AT FISCAL YEAR END

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended December 31, 1999, the number of shares of Common Stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the American Stock Exchange on December 31, 1999 ($5.625 per share).

                                      AGGREGATED FISCAL YEAR-END OPTION VALUES

                            SHARES                    NUMBER OF SECURITIES
                           ACQUIRED                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              ON          VALUE            OPTIONS AT             IN-THE-MONEY OPTIONS AT
NAME                       EXERCISE     REALIZED        DECEMBER 31, 1999          DECEMBER 31, 1999 (1)
----                       --------     --------    --------------------------   --------------------------
                                                    EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                                                    -----------  -------------   -----------  -------------
Colin Dyne..............      --           --         243,000        --          $  614,525      $   --
Harold Dyne (2).........      --           --          98,000        --          $  423,850      $   --
Jonathan Burstein.......      --           --          44,000       6,000        $  130,100      $ 25,950
Jonathan Markiles.......      --           --          29,000       6,000        $   80,275      $ 25,950
Francis Shinsato........    30,000      $109,200        --           --          $     --        $   --
------------

(1) Based on a closing price of $5.625 per share of Common Stock on December 31, 1999, all options were in-the-money at fiscal year end.
(2)  Harold Dyne's stock options are held by Mr. Dyne's estate.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     None of the Named Executive Officers have employment agreements with the Company and their employment may be terminated at any time.

STOCK OPTION PLAN

     The Company adopted the Tag-It Pacific, Inc. 1997 Stock Plan (the "1997 Plan") in October 1997. The purpose of the 1997 Plan is to attract, retain and motivate certain key employees of the Company and its subsidiaries by giving them incentives which are linked directly to increases in the value of the Common Stock of the Company. Each director, officer, employee or consultant of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the 1997 Plan. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 1997 Plan is 1,177,500, subject to certain adjustments to prevent dilution. Any shares of Common Stock subject to an award which for any reason expires or terminates unexercised are again available for issuance under the 1997 Plan.

     The 1997 Plan authorizes its administrator to enter into any type of arrangement with an eligible participant that, by its terms, involves or might involve the issuance of (1) shares of Common Stock, (2) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to the Common Stock, or (3) any other security or benefit with a value derived from the value of the Common Stock. Any stock option granted may be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a nonqualified stock option. The 1997 Plan currently is administered by the Compensation Committee of the Board of Directors of the Company. Subject to the provisions of the 1997 Plan, the Compensation Committee will have full and final authority to select the executives and other employees to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto. No participant may receive awards representing more than 25% of the aggregate number of shares of Common Stock that may be issued pursuant to all awards under the 1997 Plan.

     As of December 31, 1999, 273,000 shares of Common Stock remained available for grant of awards to eligible participants under the 1997 Plan.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 1999, all the Company's executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements with the exception of Colin Dyne and Francis Shinsato. Colin Dyne did not report on a Form 5 his gift of an aggregate of 6,000 shares of Common Stock in fiscal 1999. Francis Shinsato did not report on a Form 4 his exercise of a stock option and purchase of 30,000 shares of Common Stock, and his subsequent sale of 5,000 of these shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     D.P.S. Associates, a general partnership in which Harold Dyne, the former President and director of the Company was a general partner, is the lessor of the Company's executive offices located at 3820 South Hill Street in Los Angeles, California pursuant to a Lease Agreement with Pacific Trim & Belt, Inc., a subsidiary of the Company. The lease with D.P.S. Associates provides for a base rent of $9,072 per month and expires on April 30, 2000.

     Certain affiliated parties have made loans to the Company's subsidiaries to be used for general working capital purposes, all of which are evidenced by promissory notes executed by the respective subsidiary and are due and payable on the fifteenth day following the date written demand for payment is made by the holder thereof. The loans include (i) a loan by Monto Holdings Pty. Ltd. in February 1996 of $300,000 to AGS Stationery, Inc. at an interest rate of 7.5% per annum, which loan was repaid in January 1998, (ii) a loan by Monto Holdings in January 1995 of $124,626 to Pacific Trim at an interest rate of 10.0% per annum, and (iii) a loan by NPM Investments, Inc. in August 1996 of $715,000 to Tag-It, Inc. at an interest rate of 7.5% per annum, of which $400,000 was converted into 266,666 shares of Common Stock on October 15, 1998 and the balance was repaid in February 1999. Mark Dyne, the Chairman of the Board of the Company holds a significant equity interest in Monto Holdings and NPM Investments, Inc. Alan Saloner, a significant stockholder of the Company, holds a significant equity interest in NPM Investments, Inc. Kevin Bermeister, a director of the Company, holds an equity interest in Monto Holdings.

     In September and October 1997, NPM Investments, Inc. made an additional loan of $126,972 to Tag-It, Inc. to fund expenses incurred in connection with the Company's initial public offering. The loan, which was repaid in July 1998, had an interest rate of 7.5% per annum and was due and payable on the fifteenth day following the date of delivery by NPM Investments, Inc. of written demand therefor.

     Effective October 15, 1998, $400,000 of indebtedness owed by the Company's subsidiaries to NPM Investments, Inc. was converted into 266,666 shares of Common Stock, which shares were issued to Heathmount International Limited, a company in which Alan Saloner holds an equity interest. Mark Dyne did not receive any interest, directly or indirectly, in the shares issued to Heathmount International Limited upon conversion of the indebtedness owed to NPM Investments, Inc.

     In October and November 1997, Monto Holdings made additional loans of $12,000 to AGS Stationery and $110,000 to Pacific Trim, respectively, to fund expenses incurred in connection with the Company's initial public offering. The loans bear simple interest at a rate of 7.5% per annum, are due and payable on the fifteenth day following the date of delivery by Monto Holdings of written demand therefor. As of December 31, 1999, $40,000 had been repaid to Monto Holdings.

     As of December 31, 1999, Colin Dyne was indebted to Tag-It in the aggregate amount of $193,713. A portion of this indebtedness is evidenced by a promissory note dated August 31, 1997 in the principal amount of $71,542, which is due and payable on demand, and a promissory note dated October 15, 1997 in the principal amount of $6,089, which was due and payable on demand. Both promissory notes bear interest at a rate of 7.5% per annum. The remaining indebtedness is due and payable on demand.

     As of December 31, 1999, Jonathan Burstein was indebted to Tag-It in the aggregate amount of $75,336. This indebtedness bears interest of 7.5 % and is due and payable on demand.

     In August 1999, Mark Dyne loaned the Company $160,000. This indebtedness is evidence by an unsecured promissory note, dated August 17, 1999 and is due and payable on demand. The promissory note bears interest at a rate of 7% per annum.

     Averil Capital Markets Group, Inc., a financial advisory firm founded and controlled by Diana Maranon, has, since January 1, 1996, performed various services for AGS Stationery and the Company including investigation of strategic financing and other corporate growth initiatives. Ms. Maranon served as a director of the Company from January 1998 until May 1999. As consideration for such services, AGS Stationery paid to Averil the aggregate amount of $26,123, including out of pocket expenses. As additional compensation for services rendered, AGS Stationery granted to Chloe Holdings, Inc., an affiliate of Averil warrants to purchase up to 135 shares of common stock of AGS Stationery, and the Company paid to Averil $175,000 upon consummation of the Company's initial public offering. Immediately prior to the Company's initial public offering, the warrants granted to Chloe Holdings became exercisable for 22,841 shares of Common Stock of the Company. In November 1999, Chloe Holdings exercised the options on a cashless basis and received 19,379 shares of Common Stock. The Company plans to continue to engage Averil; however, the Company is unable to currently estimate the extent to which it will use Averil in the future.

     In October 1998, KG Investment, LLC, a Los Angeles-based private investment company, purchased 2,390,000 restricted shares of the Company's Common Stock for an aggregate price of $2,688,750. KG Investment is owned by Gerard Guez and Todd Kay. Mr. Guez is the Chairman of the Board and Chief Executive Officer and a significant stockholder of Tarrant Apparel Group. Mr. Kay is the President and a significant stockholder of Tarrant Apparel Group. Tarrant Apparel Group is the Company's largest customer. During fiscal 1998 and 1999, Tarrant Apparel Group purchased approximately $569,000 and $15,500,000, respectively, in products from the Company.

     In connection with its investment in the Company, KG Investment agreed not to dispose of its shares of Common Stock prior to October 16, 2000, except to certain affiliated parties, without the prior written consent of the Company. After October 16, 2000, KG Investment may sell or transfer any of the shares in accordance with applicable law; provided that if the sale is made other than (i) in accordance with the volume restrictions of Rule 144 under the Securities Act of 1933 or (ii) in connection with a public offering initiated by the Company, then the Company shall have a right of first refusal to purchase the shares (which right may be assigned by the Company) upon the same or economically equivalent terms and conditions. The Company granted KG Investment piggyback registration rights which entitles it to sell its shares of Common Stock in a registered public offering in the same proportion as shares of Common Stock sold in the same offering by any of Colin Dyne, Mark Dyne, Harold Dyne, Larry Dyne and/or Jonathan Burstein (the "Dyne Shareholders").

     KG Investment has agreed to certain restrictions on the voting of the shares it purchased until after October 16, 2000. KG Investment has agreed not to vote in favor of any merger, asset sale or other extraordinary transaction involving the Company, if such transaction is not approved by the majority of the Company's Board of Directors;

provided, however, in the event that the price to be paid per share of Common Stock pursuant to such transaction is at least $8.00, KG Investment is not prohibited from voting in favor of the transaction. In addition, so long as the Dyne Shareholders hold more than 1,000,000 shares of Common Stock, KG Investment has agreed to vote 386,778 of its shares of Common Stock (as the same are adjusted for stock splits, stock dividends and other similar transactions) (the "Neutral Shares") in the same proportion as all other outstanding shares of Common Stock are voted on all matters presented to the Company's stockholders. The number of Neutral Shares will be reduced share by share by any shares of Common Stock purchased from the Company by the Dyne Shareholders. KG Investment has the right to vote its shares, other than the Neutral Shares, in accordance with its own objectives; provided, that KG Investment has agreed that neither KG Investment, nor an entity affiliated with or controlled by KG Investment, will solicit proxies against, or promote or initiate, or encourage another party to promote or initiate, a proxy solicitation or vote contest in opposition to, the management or the Board of Directors of the Company. Furthermore, KG Investment has agreed that until after the 2000 Annual Meeting of Stockholders of the Company, it will not nominate, or cause to be nominated, any directors for election at any annual meeting, and to vote its shares of Common Stock in the same proportion as all other outstanding shares of Common Stock voted with respect to the election of directors of the Company.

     Murray Markiles, who is Jonathan Markiles' brother and Paul Markiles' son, is a partner with Troop Steuber Pasich Reddick & Tobey, LLP ("TSPRT"). TSPRT is legal counsel to Company. As compensation for legal services performed by TSPRT in connection with the Company initial public offering, the Company granted to TSPRT a warrant to purchase 35,555 shares of Common Stock at an exercise price of $3.60 per share. In October 1998, the Company repriced the warrants issued to TSPRT from $3.60 per share to $1.50 per share. The warrant is currently exercisable, expires on December 31, 2003 and provides for piggyback registration rights.

                      PROPOSAL TO AMEND THE 1997 STOCK PLAN

GENERAL

     The Board of Directors has approved an amendment (the "Plan Amendment") to the Tag-It Pacific, Inc. 1997 Stock Plan to increase the number of shares of Common Stock available for issuance under the 1997 Plan from 1,177,500 shares to 1,777,500 shares. The Plan Amendment is being submitted to the Company's stockholders for approval.

     The Board of Directors approved the Plan Amendment to ensure that a sufficient number of shares of Common Stock are available for issuance under the 1997 Plan. At April 14, 2000, only 130,000 shares remained available for grants of awards under the 1997 Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and providing incentives to its current employees. The increase in the number of shares available for awards under the 1997 Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

     At April 14, 2000, the last reported sales price of the Common Stock on the American Stock Exchange was $4.50 per share.

SUMMARY OF THE 1997 PLAN

     PURPOSE. The purpose of the 1997 Plan is to advance the interests of the Company and its stockholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all stockholders of the Company.

     ADMINISTRATION. The 1997 Plan may be administered by the Board of Directors, or a committee of two or more directors appointed by the Board of Directors whose members serve at the pleasure of the Board. The 1997 Plan currently is administered by the Compensation Committee of the Board of Directors. The party administering the 1997 Plan is referred to as the "Administrator." Subject to the provisions of the 1997 Plan, the Administrator has full and final authority to (i) select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the 1997 Plan, (ii) determine the type, size and terms of individual awards to be made to each person selected, (iii) determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards,
(iv) amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 1997 Plan, and (vii) make any and all other determinations which the Administrator determines to be necessary or advisable in the administration of the 1997 Plan. The Administrator has full power and authority to administer and interpret the 1997 Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 1997 Plan and for the conduct of its business as the Administrator deems necessary or advisable.

     ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), is eligible to be considered for the grant of awards under the 1997 Plan. No Participant may receive awards representing more than 25% of the aggregate number of shares of Common Stock that may be issued pursuant to all awards under the 1997 Plan. At April 14, 2000, approximately 127 officers, directors and employees of the Company were eligible to receive awards under the 1997 Plan.

     TYPES OF AWARDS. Awards authorized under the 1997 Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's Common Stock, or a derivative security with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Administrator shall determine is consistent with the objectives and limitations of the

1997 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

     CONSIDERATION. The Common Stock or other property underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. An award may provide for a purchase price of the Common Stock or other property at a value less than the fair market value of the Common Stock or other property on the date of grant. In addition, an award may permit the recipient to pay the purchase price of the Common Stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such award.

     TERMINATION OF AWARDS. All awards granted under the 1997 Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of Common Stock not purchased thereunder shall again be available for issuance under the 1997 Plan.

     AMENDMENT AND TERMINATION OF THE 1997 PLAN. The Administrator may amend the 1997 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 1997 Plan. However, no such action by the Board of Directors or stockholders may unilaterally alter or impair any award previously granted under the 1997 Plan without the consent of the recipient of the award. In any event, the 1997 Plan shall terminate on October 1, 2007 (ten years following the date it was approved by the Company's stockholders) unless sooner terminated by action of the Board of Directors. The 1997 Plan was amended in fiscal 1999 to increase the number of shares of Common Stock available for issuance under the 1997 Plan from 562,500 shares to 1,177,500 shares. The Company's stockholders approved this amendment to the plan at the 1999 Annual Meeting of Stockholders.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

     As of April 14, 2000, the only type of award granted by the Company under the 1997 Plan had been stock options. The following is a general discussion of the principal United States federal income tax consequences of both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options") based upon the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 1997 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

     CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised (the "ISO Holding Period Requirements"), the optionee will recognize long-term capital gain or loss when he or she disposes of his or her Common Stock. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

     If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option without satisfying the ISO Holding Period Requirements, any amount realized from such "disqualifying disposition" will be taxed at ordinary income tax rates in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares of Common Stock on the date the Incentive Stock Option was exercised or (b) the fair market value of such shares at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares of Common Stock on the date of exercise will be treated as long-term or short-term capital gain depending upon the length of time the shares have been held.

     The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the ISO Holding Period Requirements have not been satisfied.

     For alternative minimum tax purposes, the excess of the fair market value of the shares of Common Stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares of Common Stock are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition of the shares. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

     CONSEQUENCES TO EMPLOYEES: NON-STATUTORY STOCK OPTIONS. No income generally is recognized by a holder of Non-statutory Stock Options at the time Non-statutory Stock Options are granted under the 1997 Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to the exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

     A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non-statutory Stock Options in an amount equal to the difference between the sales price and the tax basis of the Common Stock, which will include the exercise price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

     CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a "disqualifying disposition." At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

     CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the Company's taxable year in which the optionee's taxable year of income inclusion ends and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

REQUIRED VOTE

     The approval of the Plan Amendment requires the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of the Company's Common Stock present or represented and entitled to vote on this matter at the Annual Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PLAN AMENDMENT.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 14, 2000 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 3820 South Hill Street, Los Angeles, California 90037, unless otherwise set forth below such person's name.

                                              NUMBER OF SHARES OF
                                                  COMMON STOCK
   NAME AND ADDRESS                          BENEFICIALLY OWNED(1)  PERCENT(1)
   ----------------                          ---------------------  ----------
   KG Investments, LLC...................           2,390,000          35.3 %
      3151 East Washington Blvd.
      Los Angeles, CA  90023
   Colin Dyne (2)........................             871,541          12.3
   The Estate of Harold Dyne (3).........             757,507          11.0
   Mark Dyne (4).........................             579,401           8.4
   Alan Saloner (5)......................             423,234           6.2
   Kevin Bermeister (6)..................             187,117           2.7
   Jonathan Burstein (7).................             156,788           2.3
   Jonathan Markiles (8).................              99,248           1.4
   Brent Cohen (9).......................              35,000             *
   Francis Shinsato......................              25,000             *
   Michael Katz (10).....................              15,000             *
   Paul Markiles (10)....................              15,000             *
   Directors and executive officers
      as a group (8 persons) (11)........           1,959,095          26.4 %
------------------------------

*     Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at April 14, 2000.

(2) Includes 293,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable.

(3) Harold Dyne died in October 1999, and his estate now exercises beneficial ownership over shares previously owned by Mr. Dyne. The shares consist of
     (i) 659,507 shares of Common Stock held by H&A Dyne Holdings, LP, and (ii) 98,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable.

(4) Includes 118,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable.

(5) Consists of (i) 156,568 shares of Common Stock held by Saloner Family Investments Limited Partnership, and, (ii) 266,666 shares of Common Stock held by Heathmount International Limited. The Company believes that Alan Saloner is a principal executive officer and shareholder of Safcor, Inc., which is the general partner of Saloner Family Investments Limited Partnership, and that Mr. Saloner is a principal executive officer and shareholder of Heathmount International Limited.


                                    Page 14


(6) Consists of 30,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable.

(7) Includes 61,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable.

(8) Includes (i) 46,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable, and (ii) 39,235 shares of Common Stock reserved for issuance upon exercise of warrants which currently are exercisable.

(9) Consists of 35,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable.

(10) Consists of 15,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable.

(11) Includes (i) 613,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable, and (ii) 39,235 shares of Common Stock underlying warrants which currently are exercisable.

                              STOCKHOLDER PROPOSALS

     Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders, for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting, must submit that proposal to the Company at its principal executive offices by January 11, 2000.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     BDO Seidman LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for the year ended December 31, 1999 and have been selected by the Board of Directors to serve as independent auditors for the fiscal year ending December 31, 2000. Representatives of BDO Seidman LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.


                             SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.


                          ANNUAL REPORT ON FORM 10-KSB

     THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1999, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MICHAEL DODO, VICE PRESEIDENT, ADMINISTRATION, TAG-IT PACIFIC, INC., 3820 SOUTH HILL STREET, LOS ANGELES, CALIFORNIA 90037.

                              ON BEHALF OF THE BOARD OF DIRECTORS

                                       /s/ Michael Dodo

                                         Michael Dodo
                                VICE PRESIDENT, ADMINISTRATION

Los Angeles, California
May 12, 2000

                              TAG-IT PACIFIC, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, a stockholder of TAG-IT PACIFIC, INC., a Delaware corporation (the "Company"), hereby appoints COLIN DYNE and MICHAEL DODO, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on June 15, 2000, and at any of its postponements or adjournments, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

     The Board of Directors recommends a WITH vote on Proposal 1 and a FOR vote on Proposal 2.

     1.   ELECTION OF CLASS III DIRECTORS, as provided in the Company's Proxy
          Statement:

               ___ WITH
               ___ WITHOUT Authority to vote for the nominees listed below.

               (Instructions: To withhold authority for a nominee, line through or otherwise strike out the name of the nominee below)

                              Mark Dyne         Colin Dyne

     2. The approval of the amendment to the Company's 1997 Stock Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the plan.

          FOR ______             AGAINST _______         ABSTAIN ________

     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holders may lawfully do by virtue of this Proxy. As to any other business that may properly come before the Annual Meeting and any of its postponements or adjournments, the proxy holder is authorized to vote in accordance with his best judgment.

     This Proxy will be voted in accordance with the instructions set forth above. This Proxy will be treated as a GRANT OF AUTHORITY TO VOTE FOR the election of the Class III Directors named, the approval of the amendment to the Company's 1997 Stock Plan and as the proxy holder shall deem advisable on any other business that may come before the Annual Meeting, unless otherwise directed.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 12, 2000 relating to the Annual Meeting.

                         Date:  ____________________________, 2000


                         ---------------------------------------


                         ---------------------------------------
                              Signature(s) of Stockholder(s)
                                (See Instructions Below)

                    The above signature(s) should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TAG-IT PACIFIC, INC.